Exhibit 99.1

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                                   MEMORANDUM
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To:                 Dale Hensel, Dan Barnett, Michael Caolo and Mark Herndon


From:               Bill Payne, Rod Jones and Angie Carlson


Date:               July 27, 2006

Subject:            Term Sheet

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Below is a term sheet that is intended  to lay out the basic  tenets of a bridge loan and subsequent preferred equity investments in the Company. There are two securities to be considered - the Bridge Loan and the Series A Preferred.


We think the Company has an incredible future and would enjoy being a part of your growth. If you agree to these terms please sign the last page and return to Rod Jones at FAX LP's office.


Bridge Loan:
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Issuer:                 Mortgage Assistance Center Corporation (the "Company")
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Purchasers:             TBD (the "Purchasers")
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Issue:                  Two $100,000  Senior  Subordinated  Notes (the  "Notes")
                        with 100,000 warrants (40,000 warrants with the first Note and 60,000 warrants with the second Note) at $0.39 per share.
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Issue                   Date: The Company may, at its option, cause the issuance
                        of each Note as soon as practical after written request from the Company and upon acceptance of term sheets and execution of documents.
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Maturity:               Six months from the Issue Date.
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Coupon:                 The Notes shall accrue and pay interest of 12% per annum
                        to be paid in cash at maturity or conversion.
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Conversion:             The Notes  shall  convert  into Series A  Preferred,  as
                        herein defined, at the face amount upon closing of the Series A Preferred, and the Warrants attached to the Note shall be in addition to, and not be part of the Warrants being issued pursuant to the Series A Preferred stock.
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Ranking:                The Notes and accrued interest thereon will be junior in
                        right of payment to all senior obligations of the Company and senior in right of payment to all junior obligations of the Company.
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

Series A Preferred:
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Issuer:                    Mortgage    Assistance   Center    Corporation   (the
                           "Company")
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Purchasers:                TBD (the "Purchasers").
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Issue:                     $3,000,000 Series A Preferred Stock (non-voting) (the
                           "Series A Preferred") and warrants to buy common stock of the Company (the "Warrants", and together the "Securities").
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Issue Date:                $1.5 million of the Series A Preferred Stock shall be
                           issued and funded at Closing of the transaction, provided that all but $500,000 of the Company's
                           existing   indebtedness   on  the  balance  sheet  is
                           restructured with no less than a two-year maturity; and the balance of the $1.5 million, at the Company's option, shall be issued and funded in increments of $500,000, as individually requested by the Company, and based on the achievement of various benchmarks to
                           be  mutually   agreed  to  by  the  Company  and  the
                           Purchasers (the "Issue Date").
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Maturity:                  7 years from the initial Issue Date
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Coupon:                    The Series A  Preferred  shall pay  dividends  at the
                           rate of 10% per annum on a compounding quarterly basis. It is the intention of the Purchasers that the dividend be paid on a current basis but it can be accrued until the 12-month anniversary of the initial Issue Date.
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Liquidation                Preference:  In  the  event  of  any  liquidation  or
                           dissolution of the Company, the holders of the Series A Preferred shall be entitled to receive the face amount of the Series A Preferred outstanding plus any accrued but unpaid dividends.
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Ranking:                   The  Series A  Preferred  will be  junior in right of
                           payment to any senior credit facilities and senior in right of payment to the common equity.
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Warrants:                  The Company will issue to the Purchasers  Warrants to
                           purchase 37.5% of the fully diluted common equity of the Company at $0.01 per share. The Company will register the shares underlying the Warrants no later than 12 months after the Closing.
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Transferability:           The   Securities   shall  be   transferable   by  the
                           Purchasers upon the consent of the Board of Directors of the Company, which such consent shall not be unreasonably withheld.

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Board Composition and      The Purchasers shall be entitled to two of five Board
Compensation:              seats  (or  three of seven  Board  seats).  It is the
                           Purchasers  intention and  agreement  that Bill Payne
                           and Rod Jones will fill two Board seats  representing
                           the  Purchasers'  interests  and Dale  Hensel and Dan
                           Barnett will fill two Board seats  representing their
                           respective  interests.  Bill Payne and Rod Jones will
                           receive  compensation  of  $1,000  each  per  quarter
                           during the first year after Closing,  $2,500 each per
                           quarter during the second year after Closing and then
                           $5,000  per  quarter  thereafter.  Bill Payne and Rod
                           Jones  shall each  receive a one time grant of 75,000
                           warrants at $0.39 per share for their  service to the
                           Company.
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Board Powers:              A  majority  vote of the Board of  Directors  will be
                           required  on  the  following  actions:  any  material
                           change in the  business of the  Company;  approval of
                           the  annual  operating  and  capital  budget  of  the
                           Company;  hiring  or  firing  any  of the  top  three
                           employees   of   the   Company;   approval   of   the
                           compensation  of  the  top  three  employees  of  the
                           Company;  any  material  change to the Option Plan of
                           the  Company;  a  bankruptcy  filing;   selecting  or
                           replacing the  Independent  Auditor;  issuance of any
                           stock  equity  or  stock  equity  linked  securities;
                           filing  or  settling  of  any  material   litigation;
                           incurrence  of  any  indebtedness  on  the  Company's
                           balance sheet in excess of $50,000; consummation of a
                           significant  acquisition  or  investment in excess of
                           $50,000  not in the  ordinary  course of  business of
                           buying  and  selling  individual  or small  groups of
                           mortgages or single family properties; opening of new
                           locations;  or  consummation of a liquidity event not
                           in the ordinary course of business of the Company.
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Approval Rights:           Usual and customary, including that a majority of the
                           Series A Preferred  holders  must  approve any of the
                           following:   any  amendments  to  the  organizational
                           documents of the Company;  a bankruptcy  filing;  any
                           changes to the rights,  preferences  or powers of, or
                           restriction provided for the benefit of, the Series A
                           Preferred   holders;   any  material  change  in  the
                           capitalization of the Company; any redemption or repurchase of equity or the payment of any dividends to the equity; and any change in the size of the Board of Directors.
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

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Pre-payment                None
Penalty:
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Covenants:                 Usual and customary,  including: delivery of monthly,
                           quarterly  and annual  financial  statements;  annual
                           independent  audit,  delivery  of notices of default,
                           material   litigation,   and  material   governmental
                           proceedings;   compliance   with  laws  and  material
                           contractual obligations.
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Other Provisions:          Usual   and   customary,   including:   anti-dilution
                           protection;   piggyback/co-sale  rights;  demand  and
                           piggyback registration rights, subject to approval of
                           the  Company's  then  lead  underwriter;  pre-emptive
                           rights to  purchase  a  pro-rata  share of any future
                           stock  equity  or  stock  equity  linked   securities
                           (exclusive  of  stock  equity  for  any   outstanding
                           "finder's fee agreements" as of the date of Closing);
                           pro-rata  co-sale/tag  along  rights  on any  sale or
                           transfer  by the  Company or Dale  Hensel  and/or Dan
                           Barnett,   collectively,  to  any  independent  third
                           party.
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Representations and        Normal and customary
Warranties:
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Conditions                 Existence  of  qualifying   Residual   Interests  and
Precedent to               Execution   of   documentation   acceptable   to  the
Closing:                   Purchasers
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Legal and Accounting       The Company will  reimburse  the  Purchasers  for all
Expenses:                  reasonable  legal  and  accounting  expenses  up to a
                           maximum of  $50,000,  directly  incurred  pursuant to
                           this proposed transaction.
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Exclusivity:               It is the Purchasers intention to close as quickly as
                           possible and we expect the Company to stand-still for 45 days in any conversations it is having with other potential stock equity investors. The Company will pay for all of the Purchaser's out of pocket expense incurred up to a maximum of $50,000 if it violates this clause.
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


If you agree to the terms outlined herein please sign and return:


                                            MORTGAGE ASSISTANCE CENTER CORP.

                                             /s/ Dale Hensel
                                            ------------------------------------
                                            DALE HENSEL, PRESIDENT
                                            CHIEF EXECUTIVE OFFICER
AGREED TO:


 /s/ William G. Payne
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William G. Payne, FAX LP